SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	April 27, 2007
(Date of earliest event reported)	April 25, 2007

ONEOK PARTNERS, L.P.

(Exact name of registrant as specified in its charter)
Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 7.01	Regulation FD Disclosure

On April 25, 2007, we announced that our presentation to the American Gas Association Financial Forum will be posted on Sunday, April 29, 2007, beginning at 8 a.m. Eastern Daylight Time (7 a.m. Central Daylight Time).

As previously announced, both ONEOK, Inc. and ONEOK Partners, L.P. will present at the American Gas Association Financial Forum on Monday, April 30, 2007, in Orlando, Fla., at 9:45 a.m. Eastern Daylight Time (8:45 a.m. Central Daylight Time). The conference will be webcast and will be accessible on our websites www.oneok.com and www.oneokpartners.com.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 Press release issued by ONEOK, Inc. and ONEOK Partners, L. P. dated April 25, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	April 27, 2007	By:	/s/ Curtis L. Dinan
Curtis L. Dinan Senior Vice President - Chief Financial Officer and Treasurer

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